[THE OSTERWEIS FUND LOGO]










                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 1999

                           [THE OSTERWEIS FUND LOGO]


October 20, 1999



Dear Shareholders,

     During the third quarter of 1999, The Osterweis Fund declined 2.41%, compared to a 6.24% drop in the total return of the Standard & Poor's 500 Index. While we prefer not to report a loss, we are nonetheless pleased that The Osterweis Fund once again outperformed the overall stock market. For the six-month period ending September 30, 1999, The Osterweis Fund was up 12.91%, exceeding the total return of the Standard & Poor's 500 Index which was 0.36%. Our nine-month, year-to-date total return of 27.29% also compares very favorably to the 5.36% total return of the Standard & Poor's 500 Index.

     The third quarter was a difficult period for the stock market. The combination of more restrictive monetary conditions and the announcement of numerous earnings disappointments triggered a stock market correction of 10% from the mid-July peak. Stocks of companies announcing earnings problems were severely punished. While the popular averages are still up for the year-to-date period, many investors and funds have a loss. Against this background, our robust results are particularly gratifying.

     Tight labor markets at home and gathering economic strength abroad have caused a buildup in inflationary pressures. At the same time, the dominant trends of technology-driven productivity gains, globalization, and enhanced internet competition continue to limit companies' ability to raise prices. Since higher costs cannot be passed on in the form of higher prices, companies must either offset them with productivity gains or suffer reduced profit margins. For many companies, the third quarter was a period of lower margins. Despite the threat of higher inflation, overall consumer inflation remained quiescent.

     We expect the stock market to remain volatile throughout the rest of this year. If cost pressures grow, they will either damage corporate profits or burst forth in palpably higher inflation causing the Fed to tighten monetary policy. Either disappointing profits or a significant Fed tightening would be unsettling to the stock market. On the other hand, an easing of inflationary cost pressures and a steady monetary policy should spark a stock market rally. As the economic data are ambiguous and do not wholly support either scenario, we believe that the market will vacillate between the two views until a more definite consensus can be built.

     Despite the market's generally extended valuation level, we continue to find attractively priced investment candidates. Because so many stocks are trading significantly below their highs, we are able to identify a number of potential investments that combine strong growth potential, the ability to generate free cash flow and reasonable valuation. Such stocks should be successful investments over time regardless of market conditions.

     Please let us know if you have any questions.

     Sincerely,

     /s/ John S. Osterweis

         John S. Osterweis

----------
The Osterweis Fund's annualized total return from its inception on October 1, 1993 through September 30, 1999 was 17.74%. The annualized returns for the five year period ending on September 30, 1999 was 19.87%. The twelve months ending September 30, 1999 showed a total return of 56.89%. Results shown are past performance, which should not be regarded as an indicator of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their cost. The Osterweis Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ 85018.

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 Shares       COMMON STOCKS: 86.0%                                     Value
--------------------------------------------------------------------------------

              BEVERAGES - ALCOHOLIC: 2.3%
   10,800     Anheuser-Busch Companies, Inc........................ $   756,675
                                                                    -----------

              BUSINESS SERVICES: 5.0%
   23,666     A.C.  Nielsen Corp.*.................................     536,922
   55,000     Convergys Corp.*.....................................   1,089,687
                                                                    -----------
                                                                      1,626,609
                                                                    -----------
              CASINO - HOTELS: 1.7%
   10,565     MGM Grand, Inc.*.....................................     540,796
                                                                    -----------

              CONSUMER PRODUCTS: 4.3%
   11,400     Kimberly-Clark Corp..................................     598,500
   54,000     Playtex Products, Inc.*..............................     796,500
                                                                    -----------
                                                                      1,395,000
                                                                    -----------
              COSMETICS: 1.4%
   18,480     Avon Products, Inc...................................     458,535
                                                                    -----------

              DIRECT MARKETING: 4.0%
   50,000     ValueVision International, Inc.*.....................   1,300,000
                                                                    -----------

              ELECTRONIC COMP - MISC: 1.4%
   20,000     Universal Electronics Inc.*..........................     462,500
                                                                    -----------

              ENERGY: 4.4%
   40,900     KN Energy Inc.*......................................     917,694
   58,894     Santa Fe Snyder Corp.*...............................     530,046
                                                                    -----------
                                                                      1,447,740
                                                                    -----------
              FINANCIAL  SERVICES: 3.5%
   18,800     Associates First Capital Corp., Class A..............     676,800
   14,900     GATX Corp............................................     462,831
                                                                    -----------
                                                                      1,139,631
                                                                    -----------
              INDEPENDENT POWER PRODUCER: 9.3%
   35,400     Calpine Corp.*.......................................   3,011,213
                                                                    -----------

See accompanying Notes to Financial statements.

--------------------------------------------------------------------------------
 Shares                                                                Value
--------------------------------------------------------------------------------
              INSURANCE - LIFE/HEALTH: 2.2%
   28,000     Torchmark Corp....................................... $   724,500
                                                                    -----------
              MANUFACTURING - DIVERSIFIED: 2.4%
   40,000     Owens-Illinois, Inc.*................................     792,500
                                                                    -----------
              MEDIA AND BROADCASTING: 11.0%
   29,119     CBS Corp.*...........................................   1,346,754
   15,000     Pegasus Communications Corp.*........................     676,875
   12,500     SBS Broadcasting SA*.................................     484,375
   23,400     Westwood One, Inc.*..................................   1,055,925
                                                                    -----------
                                                                      3,563,929
                                                                    -----------
              MEDICAL: 3.5%
   66,600     HCR Manor Care, Inc.*................................   1,144,687
                                                                    -----------
              NEWSPAPERS AND PUBLISHING: 1.7%
   40,100     Primedia, Inc.*......................................     561,400
                                                                    -----------
              OIL FIELD SERVICES: 2.6%
  108,000     Newpark Resources, Inc.*.............................     837,000
                                                                    -----------
              PHARMACEUTICAL: 2.2%
   17,000     Forest Laboratories, Inc.*...........................     716,125
                                                                    -----------
              PHOTO EQUIPMENT & SUPPLIES: 3.4%
   14,500     Eastman Kodak Company................................   1,093,844
                                                                    -----------
              REAL ESTATE: 1.3%
   23,800     Crescent Real Estate Equities Company................     428,400
                                                                    -----------
              REMEDIATION SERVICES: 3.2%
  110,405     International Technology Corp.*......................   1,055,748
                                                                    -----------
              RETAIL: 1.1%
   34,200     Sunglass Hut International, Inc.*....................     361,237
                                                                    -----------

See accompanying Notes to Financial statements.

--------------------------------------------------------------------------------
 Shares                                                                Value
--------------------------------------------------------------------------------
              TELECOMMUNICATIONS: 14.1%
   22,980     CoreComm, Inc.*...................................... $   756,904
   14,800     Echostar Communications Corp.*.......................   1,344,025
   40,000     Loral Space & Communications Ltd.*...................     687,500
   18,267     NTL Inc.*............................................   1,755,345
                                                                    -----------
                                                                      4,543,774
                                                                    -----------
              Total Common Stocks (cost $17,224,836)...............  27,961,843
                                                                    -----------

Principal     U.S. GOVERNMENT AND
 Amount       GOVERNMENT AGENCY OBLIGATIONS: 8.7%
--------------------------------------------------------------------------------
$ 500,000     FFCB, 5.06%, 10/1/1999...............................     500,000
                                                                    -----------
  500,000     FFCB, 5.10%, 11/1/1999...............................     500,000
                                                                    -----------
  500,000     FFCB, 5.56%, 4/3/2000................................     500,000
  850,000     FHLB, 5.49%, 1/25/2000...............................     834,963
                                                                    -----------
  500,000     U.S. Treasury Notes, 5.50%, 7/31/2001................     498,750
                                                                    -----------
              Total U.S. Government and
              Government Agency Obligations (cost $2,832,940)......   2,833,713
                                                                    -----------

              REPURCHASE AGREEMENT: 7.0%
--------------------------------------------------------------------------------
2,287,000     Firstar Bank Repurchase Agreement, 3.30%, dated
              9/30/1999, due 10/1/1999, collateralized by
              $2,332,716 FNMA, 6.00% due 3/1/2013 (value of
              proceeds $2,287,210) (cost $2,287,000)...............   2,287,000
                                                                    -----------

              Total Investment in Securities (cost $22,344,776+):
                101.7%.............................................  33,082,556
              Liabilities in Excess of Other Assets: (1.7%) .......    (547,633)
                                                                    -----------
              TOTAL NET ASSETS: 100.0% ............................ $32,534,923
                                                                    ===========

*Non-income producing security.

+ At September 30, 1999, the basis of securities for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

              Gross unrealized appreciation........................ $11,472,543
              Gross unrealized depreciation........................    (734,763)
                                                                    -----------
                    Net unrealized appreciation.................... $10,737,780
                                                                    ===========

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value (cost $22,344,776) ........   $ 33,082,556
  Cash .........................................................            154
  Dividends and interest receivable ............................         22,460
  Other ........................................................            670
                                                                   ------------
    Total assets ...............................................     33,105,840
                                                                   ------------

LIABILITIES
  Payables:
    Investment securities purchased ............................        500,000
  Advisory fees ................................................         27,809
  Administration fee ...........................................          6,287
  Other accrued expenses .......................................         36,821
                                                                   ------------
    Total liabilities ..........................................        570,917
                                                                   ------------

NET ASSETS .....................................................   $ 32,534,923
                                                                   ============

      NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
        ($32,534,923/1,603,422 shares outstanding; unlimited
        number of shares authorized without par value) .........   $      20.29
                                                                   ============

COMPONENTS OF NET ASSETS
  Paid-in capital ..............................................   $ 18,911,631
  Accumulated net investment loss ..............................        (94,967)
  Undistributed net realized gain on investments ...............      2,980,479
  Net unrealized appreciation on investments ...................     10,737,780
                                                                   ------------
    Net assets .................................................   $ 32,534,923
                                                                   ============

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Interest ....................................................   $    91,793
    Dividends ...................................................        77,812
    Other .......................................................        12,885
                                                                    -----------
          Total income ..........................................       182,490
                                                                    -----------

  Expenses
    Advisory fees ...............................................       158,403
    Administration fees .........................................        31,680
    Audit fees ..................................................        13,325
    Accounting fees .............................................        11,537
    Custody fees ................................................         5,996
    Transfer agent fees .........................................         5,516
    Trustees'  fees .............................................         3,821
    Registration fees ...........................................         3,704
    Reports to shareholders .....................................         2,637
    Legal fees ..................................................         1,900
    Miscellaneous ...............................................         1,823
    Insurance ...................................................           106
                                                                    -----------
      Total expenses ............................................       240,448
      Recouped expenses .........................................        37,009
                                                                    -----------
      Net expenses ..............................................       277,457
                                                                    -----------
        NET INVESTMENT LOSS .....................................       (94,967)

                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions ..............     1,538,468
      Net unrealized appreciation on investments ................     1,889,931
                                                                    -----------
        Net realized and unrealized gain on investments .........     3,428,399
                                                                    -----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..   $ 3,333,432
                                                                    ===========

See accompanying Notes to Financial Statements.
7

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------
                                                             Six Months            Year
                                                                Ended              Ended
                                                         September 30, 1999#  March 31, 1999
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment loss ..................................   $    (94,967)      $    (55,922)
   Net realized gain from security transactions .........      1,538,468          2,972,398
   Net unrealized appreciation on investments ...........      1,889,931            591,074
                                                            ------------       ------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      3,333,432          3,507,550
                                                            ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ................................             --               (123)
   Net realized gain from security transactions .........             --         (1,971,361)
                                                            ------------       ------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS ................             --         (1,971,484)
                                                            ------------       ------------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change in
     outstanding shares (a) .............................      4,075,848          1,148,695
                                                            ------------       ------------
     TOTAL INCREASE IN NET ASSETS .......................      7,409,280          2,684,761

NET ASSETS
Beginning of period .....................................     25,125,643         22,440,882
                                                            ------------       ------------
END OF PERIOD ...........................................   $ 32,534,923       $ 25,125,643
                                                            ============       ============

(a) A summary of capital share transactions is as follows:

                                                    Six Months Ended              Year Ended
                                                   September 30, 1999#          March 31, 1999
                                                 -----------------------   ------------------------
                                                 Shares         Value       Shares        Value
                                                 ------         -----       ------        -----
Shares sold .................................    281,590    $ 5,631,788     107,134    $ 1,798,786
Shares issued in reinvestment of distribution         --             --     130,725      1,936,033
Shares redeemed .............................    (76,688)    (1,555,940)   (160,144)    (2,586,124)
                                                 -------    -----------    --------    -----------
Net increase ................................    204,902    $ 4,075,848      77,715    $ 1,148,695
                                                 =======    ===========    ========    ===========

# Unaudited.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------
                                        Six Months                       Year Ended March 31,
                                           Ended        --------------------------------------------------------
                                    September 30, 1999#  1999        1998        1997         1996        1995
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....  $17.97        $16.99      $12.88      $11.74       $10.33      $10.28
                                          ======        ======      ======      ======       ======      ======

Income from investment operations:
   Net investment (loss) income.........   (0.06)        (0.04)       0.02        0.08         0.12        0.28
   Net realized and unrealized
       gain on investments..............    2.38          2.62        5.61        1.27         1.48        0.11
                                          ------        ------      ------      ------       ------      ------
Total from investment operations........    2.32          2.58        5.63        1.35         1.60        0.39
                                          ------        ------      ------      ------       ------      ------

Less distributions:
   From net investment income...........      --            --       (0.05)      (0.08)       (0.19)      (0.25)
   From net realized gains..............      --         (1.60)      (1.47)      (0.13)       --          (0.09)
                                          ------        ------      ------      ------       ------      ------
Total distributions.....................      --         (1.60)      (1.52)      (0.21)       (0.19)      (0.34)
                                          ------        ------      ------      ------       ------      ------

Net asset value, end of period..........  $20.29        $17.97      $16.99      $12.88       $11.74      $10.33
                                          ======        ======      ======      ======       ======      ======

Total return............................   12.91%        17.20%      45.77%      11.60%       15.59%       3.91%

Ratios/supplemental data:
Net assets, end of period (millions)....  $ 32.5        $ 25.1      $ 22.4      $ 16.5       $ 16.9      $  9.8

Ratio of expenses to average net assets:
   Before expense reimbursement/
      recoupment........................    1.52%+        1.69%       1.67%       1.75%        1.77%       2.32%
   After expense reimbursement/
      recoupment........................    1.75%+        1.75%       1.75%       1.75%        1.75%       1.74%

Ratio of net investment income (loss)
   to average net assets:
   Before expense reimbursement/
      recoupment........................   (0.37)%+      (0.21)%      0.21%       0.63%        1.47%       2.74%
   After expense reimbursement/
      recoupment........................   (0.60)%+      (0.27)%      0.13%       0.63%        1.49%       3.32%

Portfolio turnover rate.................   10.89%        31.19%      26.27%      41.30%       57.32%      28.65%

#Unaudited.

+Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AT SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Osterweis Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on October 1, 1993. The investment objective of the Fund is to attain long-term total returns. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the six months ended September 30, 1999, Osterweis Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended September 30, 1999, the Fund incurred $158,403 in advisory fees.

--------------------------------------------------------------------------------

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.75% of average net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to recoupment by the Advisor within the following three years, provided the Advisor is able to effect such recoupment and remain in compliance with applicable limitations. For the six months ended September 30, 1999, the Advisor recouped $37,009 of such expenses it previously reimbursed to the Fund. The remaining contingent amount recoupable by the Advisor at September 30, 1999 totaled $4,196 and was recouped by October 31, 1999.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

           Under $15 million          $30,000

           $15 to $50 million         0.20% of  average daily net assets

           $50 to $100 million        0.15% of  average daily net assets

           $100 to $150 million       0.10% of  average daily net assets

           Over $150 million          0.05% of  average daily net assets

     For the six months ended September 30, 1999, the Fund incurred $31,680 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor. As of September 30, 1999, the Fund shares owned by the Fund's Advisor and its affiliates totaled 210,720 shares, out of 1,603,422.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than U.S. Government and Government Agency obligations and short-term investments, for the six months ended September 30, 1999, were $6,656,638 and $2,908,277, respectively.

     For the six months ended September 30, 1999, the cost of purchase and the proceeds from sales of U.S. Government and Government Agency obligation, excluding short-term securities, were $500,207 and $0, respectively.

--------------------------------------------------------------------------------

NOTE 5 - REPURCHASE  AGREEMENTS

     The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

                                     ADVISOR
                       Osterweis Capital Management, Inc.
                          One Maritime Plaza, Suite 800
                         San Francisco, California 94111

                                   ==========

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                   ==========

                                    CUSTODIAN
                     Firstar Institutional Custody Services
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                   ==========

                                 TRANSFER AGENT
                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                   ==========

                              INDEPENDENT AUDITORS
                                Ernst & Young LLP
                            725 South Figueroa Street
                          Los Angeles, California 90017

                                   ==========

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

     This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

     Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.